Exhibit 10.3

VALMONT 1999 STOCK PLAN

SECTION 1

NAME AND PURPOSE

1.1 Name. The name of the plan shall be the Valmont 1999 Stock Plan (the “Plan”).

1.2.  Purpose of Plan.  The purpose of the Plan is to foster and promote the long-term financial success of the Company and increase stockholder value by (a)  motivating  superior  performance  by  means  of  stock  incentives,  (b) encouraging  and providing for the  acquisition of an ownership  interest in the Company by  Employees  and (c)  enabling  the  Company to attract and retain the services of a management team responsible for the long-term financial success of the Company.

SECTION 2

DEFINITIONS

2.1  Definitions.  Whenever used herein,  the following terms shall have the respective meanings set forth below:

a.             “Act” means the Securities Exchange Act of 1934, as amended.

b.             “Award” means any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, or any combination thereof, including Awards combining two or more types  of  Awards  in a single grant.

c.             “Board” means the Board of Directors of the Company.

d.             “Code” means the Internal Revenue Code of 1986, as amended.

e.             “Committee” means the Compensation Committee of the Board, which shall consist of two or more members, each of whom shall be a “non-employee  director” within the meaning of Rule 16b-3 as promulgated under the Act.

f.              “Company” means Valmont Industries, Inc., a Delaware corporation (and any successor thereto) and its Subsidiaries.

g.             “Director  Award”  means an award of Stock and an annual Award of a  Nonstatutory  Stock  Option  granted  to  each  Eligible Director pursuant  to Section  7.1  without any action by the Board or the Committee.

h.             “Eligible  Director” means a person who is serving as a member of the Board and who is not an Employee.

i.              “Employee”  means any  employee  of the  Company or any of its Subsidiaries.

j.              “Fair Market  Value”  means,  on any date,  the average of the high and low  sales  prices of the  Stock as  reported  on the National Association of Securities Dealers Automated Quotation system (or on such other recognized market or quotation system on which the trading prices of the Stock are traded or quoted at the relevant time) on such date.  In the event that there are no Stock transactions  reported on such system (or such other system) on such date, Fair Market Value shall mean the average of the high and low sale prices on the immediately preceding date on which Stock transactions were so reported.

k.             “Option”  means the right to purchase Stock at a stated price for a specified period of time.  For purposes of the Plan, an Option may be either (i) an Incentive Stock Option within the meaning of Section 422 of the Code or (ii) a Nonstatutory Stock Option.

l.              “Participant”  means any Employee  designated by the Committee to participate in the Plan.

m.            “Plan”  means the Valmont  1999 Stock Plan,  as in effect from time to time.

n.             “Restricted Stock” shall mean a share of Stock granted to a Participant subject to such restrictions as the Committee may determine.

o.             “Stock” means the Common Stock of the Company, par value $1.00 per share.

p.             “Stock Appreciation Right” means the right, subject to such terms and conditions as the Committee may determine, to receive an amount in cash or Stock, as  determined  by the Committee, equal to the excess of (i) the Fair Market Value, as of the date such Stock Appreciation Right is exercised, of the number shares of Stock covered by the Stock Appreciation Right being exercised over (ii) the aggregate exercise price of such Stock Appreciation Right.

q.             “Stock Bonus” means the grant of Stock as  compensation from the Company in lieu of cash salary or bonuses otherwise payable to the Participant.

r.              “Subsidiary” means any corporation or partnership in which the Company owns, directly or indirectly, 50% or more of the total combined  voting  power  of  all  classes  of  stock  of  such corporation or of the capital  interest or profits interest of such partnership.

2.2 Gender and Number.  Except when otherwise indicated by the context, words in the  masculine  gender  used in the Plan  shall  include  the  feminine gender,  the singular shall include the plural, and the plural shall include the singular.

SECTION 3

ELIGIBILITY AND PARTICIPATION

Except as otherwise  provided in Section 7.1, the only persons eligible to participate in the Plan shall be those Employees selected by the Committee as Participants.

SECTION 4

POWERS OF THE COMMITTEE

4.1 Power to Grant.  The Committee shall determine the  Participants to whom Awards shall be granted, the type or types of Awards to be granted, and the terms and  conditions  of any and all such Awards.  The  Committee may establish different  terms and  conditions  for different  types of Awards,  for different Participants receiving the same type of Awards, and for the same Participant for each Award such  Participant  may  receive,  whether or not granted at different times.

4.2  Administration.  The  Committee  shall  be  responsible  for  the administration  of the Plan.  The  Committee,  by majority  action  thereof,  is authorized to prescribe,  amend,  and rescind rules and regulations  relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests  of the  Company,  and to make all other  determinations  necessary or advisable  for the  administration  and  interpretation  of the Plan in order to carry out its provisions and purposes. Determinations, interpretations, or other actions made or taken by the  Committee  pursuant to the  provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

SECTION 5

STOCK SUBJECT TO PLAN

5.1 Number.  Subject to the  provisions  of Section  5.3, the number of shares of Stock subject to Awards (including Director Awards) under the Plan may not exceed  1,700,000 shares of Stock. The shares to be delivered under the Plan may consist,  in whole or in part, of treasury  Stock or authorized but unissued Stock, not reserved for any other purpose. The maximum number of shares of Stock with respect to which  Awards may be granted to any one Employee  under the Plan is 40% of the  aggregate  number of shares of Stock  available  for Awards under Section 5.1.

5.2  Cancelled,  Terminated  or Forfeited  Awards.  Any shares of Stock subject to an Award which for any reason are cancelled,  terminated or otherwise settled  without the issuance of any Stock shall again be  available  for Awards under the Plan. In the event a Participant  pays the exercise price of an Option pursuant to Section 6.4 by transferring or having withheld shares of stock, only the net number of Shares  shall be  considered  utilized  under the Plan and the balance shall again be available for Award under the Plan.

5.3 Adjustment in Capitalization. In the event of any Stock dividend or Stock split, recapitalization (including,  without limitation, the payment of an extraordinary  dividend),  merger,  consolidation,  combination,  spin-off, distribution  of assets to  stockholders,  exchange of shares,  or other similar corporate  change,  (i) the  aggregate  number of shares of Stock  available for Awards under  Section 5.1 and (ii) the number of shares and exercise  price with respect to Options and the number,  prices and dollar value of other Awards, may be  appropriately  adjusted  by the  Committee,  whose  determination  shall  be conclusive. If, pursuant to the preceding sentence, an adjustment is made to the number  of  shares  of  Stock  authorized  for  issuance  under  the  Plan,  a corresponding  adjustment  shall be made with respect to Director Awards granted pursuant to Section 7.1.

SECTION 6

STOCK OPTIONS

6.1 Grant of Options.  Options may be granted to  Participants  at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types:  (i)  Incentive  Stock  Options and (ii)  Nonstatutory Stock Options. The Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant.  Each Option shall be evidenced by an Option  agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the  Option  pertains,  the  exercisability  (if any) of the Option in the event of death,  retirement,  disability or termination of employment,  and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.  Options may also be granted in replacement of or upon  assumption of options  previously  issued by  companies  acquired  by the Company by merger or stock  purchase,  and any options so replaced or assumed may have the same terms including exercise price as the options so replaced or assumed.

6.2 Option  Price.  Nonstatutory  Stock  Options  and  Incentive  Stock Options  granted  pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value on the date the Option is granted.

6.3 Exercise of Options.  Options  awarded to a  Participant  under the Plan  shall  be  exercisable  at  such  times  and  shall  be  subject  to  such restrictions  and  conditions  as  the  Committee  may  impose,  subject  to the Committee’s  right  to  accelerate  the  exercisability  of such  Option  in its discretion.  Notwithstanding  the foregoing,  no Option shall be exercisable for more than ten years after the date on which it is granted.

6.4 Payment.  The Committee  shall establish  procedures  governing the exercise of Options,  which shall  require  that  written  notice of exercise be given  and that the  Option  price be paid in full in cash or cash  equivalents, including  by  personal  check,  at the  time of  exercise  or  pursuant  to any arrangement  that  the  Committee  shall  approve.  The  Committee  may,  in its discretion,  permit a Participant  to make payment (i) in Stock already owned by the Participant valued at its Fair Market Value on the date of exercise (if such Stock has been  owned by the  Participant  for at least six  months)  or (ii) by electing to have the Company  retain  Stock which would  otherwise  be issued on exercise of the Option, valued at its Fair Market Value on the date of exercise. As soon as  practicable  after  receipt  of a written  exercise  notice and full payment of the exercise  price,  the Company shall deliver to the  Participant a certificate  or  certificates  representing  the acquired  shares of Stock.  The Committee may permit a Participant  to elect to pay the exercise  price upon the exercise of an Option by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the  Company a  sufficient  portion  of the sale  proceeds  to pay the entire exercise price and any required tax withholding resulting from such exercise.

6.5 Incentive  Stock Options.  Notwithstanding  anything in the Plan to the contrary,  no term of this Plan relating to Incentive Stock Options shall be interpreted,  amended or altered,  nor shall any discretion or authority granted under the Plan be so exercised,  so as to disqualify  the Plan under Section 422 of the Code, or, without the consent of any  Participant  affected  thereby,  to cause any Incentive Stock Option  previously  granted to fail to qualify for the Federal income tax treatment afforded under Section 421 of the Code.

6.6 Replacement Options. The Committee may grant a replacement option (a “Replacement  Option”) to any  Employee who  exercises  all or part of an option granted under this Plan using  Qualifying  Stock (as herein  defined) as payment for the purchase  price.  A  Replacement  Option shall grant to the Employee the right to purchase,  at the Fair Market Value as of the date of said exercise and grant,  the  number of shares of stock  equal to the sum of the  number of whole shares (i) used by the Employee in payment of the purchase  price for the option which was exercised and (ii) used by the Employee in connection  with applicable withholding taxes on such transaction. A Replacement Option may not be exercised for six months following the date of grant, and shall expire on the same date as the option which it replaces.

Qualifying Stock is stock which has been owned by the  Employee  for at least six months prior to the date of exercise and has not been used in a stock-for-stock swap transaction within the preceding six months.

SECTION 7

DIRECTOR AWARDS

7.1  Amount  of  Award.  Each  Eligible  Director  shall  receive  a non-discretionary  Award of 2,000 shares of stock each year; such Award shall be made  annually on the date of and following  completion of the Company’s  annual stockholders’  meeting (commencing with the 1999 annual stockholders’  meeting). Each  Eligible  Director  shall be issued a common  stock  certificate  for such number of shares.  Termination of the  director’s  services for any reason other than (i) death,  (ii) retirement from the Board at mandatory  retirement age, or (iii) resignation or failure to stand for re-election, in any such case with the prior  approval of the Board,  will result in  forfeiture  of the Stock.  If the Stock is forfeited,  the director shall return the number of forfeited shares of Stock,  or  equivalent  value,  to the  Company.  The  number of shares of Stock awarded to an Eligible Director annually shall be appropriately  adjusted in the event of any stock  changes as  described  in Section  5.3.  In  addition,  each Eligible Director shall receive a non-discretionary Award of a Nonqualified  Stock  Option for 4,000  shares of Stock  exercisable  at the Fair Market  Value of the  Company’s  common  stock on the date of grant;  such Award shall be made annually on the date of and following  completion of the Company’s annual  stockholders’  meeting  (commencing  with the 1999 annual  stockholders’ meeting).  The number of  nonqualified  options  awarded to a director  shall be appropriately adjusted in the event of any stock changes as described in Section 5.3.

7.2 No Other Awards.  An Eligible  Director  shall not receive any other Award under the Plan.

SECTION 8

STOCK APPRECIATION RIGHTS

8.1 SAR’s In Tandem  with  Options.  Stock  Appreciation  Rights  may be granted to Participants in tandem with any Option granted under the Plan, either at or after  the time of the grant of such  Option,  subject  to such  terms and conditions,  not inconsistent  with the provisions of the Plan, as the Committee shall determine.  Each Stock Appreciation Right shall only be exercisable to the extent that the  corresponding  Option is exercisable,  and shall terminate upon termination or exercise of the  corresponding  Option.  Upon the exercise of any Stock Appreciation Right, the corresponding Option shall terminate.

8.2 Other Stock Appreciation  Rights. Stock Appreciation Rights may also be granted to Participants separately from any Option, subject to such terms and conditions,  not inconsistent  with the provisions of the Plan, as the Committee shall determine.

SECTION 9

RESTRICTED STOCK

9.1 Grant of Restricted  Stock. The Committee may grant Restricted Stock to  Participants  at such times and in such  amounts,  and subject to such other terms and conditions not inconsistent with the Plan as it shall determine.  Each grant of  Restricted  Stock  shall be  subject to such  restrictions,  which may relate to continued employment with the Company,  performance of the Company, or other  restrictions,  as the Committee may  determine.  Each grant of Restricted Stock shall be evidenced by a written  agreement setting forth the terms of such Award. A maximum of 20% of the shares of Stock  available for issuance under the Plan may be issued as Restricted Stock.

9.2 Removal of Restrictions.  The Committee may accelerate or waive such restrictions in whole or in part at any time in its discretion.

SECTION 10

STOCK BONUSES

10.1 Grant of Stock Bonuses.  The Committee may grant a Stock Bonus to a Participant  at such times and in such amounts,  and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine.

SECTION 11

AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

11.1 General. The Board may from time to time amend, modify or terminate any or all of the  provisions  of the Plan,  subject to the  provisions  of this Section 11.1.  The Board may not change the Plan in a manner which would prevent outstanding  Incentive Stock Options granted under the Plan from being Incentive Stock Options without the consent of the optionees concerned.  Furthermore,  the Board  may not  make  any  amendment  which  would  (i)  materially  modify  the requirements for participation in the Plan or (ii) increase the number of shares of Stock  subject to Awards under the Plan pursuant to Section 5.1, in each case without the approval of a majority of the  outstanding  shares of Stock entitled to vote  thereon.  No amendment or  modification  shall affect the rights of any Employee with respect to a previously  granted Award, nor shall any amendment or modification affect the rights of any Eligible Director pursuant to a previously granted Director Award.

11.2  Termination of Plan. No further Options shall be granted under the Plan  subsequent to December 31, 2009, or such earlier date as may be determined by the Board.

SECTION 12

MISCELLANEOUS PROVISIONS

12.1  Nontransferability  of Awards. Except as otherwise provided by the Committee, no Awards granted under the Plan may be sold,  transferred,  pledged, assigned,  or otherwise alienated or hypothecated,  other than by will or by the laws of descent and distribution.

12.2 Beneficiary  Designation.  Each Participant under the Plan may from time to time name any beneficiary or beneficiaries  (who may be named contingent or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death.  Each  designation will revoke all prior  designations by the same  Participant  shall be in a form prescribed by the  Committee,  and will be effective  only when filed in writing with the Company. In the absence of any such designation,  Awards outstanding at death  may be  exercised  by the  Participant’s  surviving  spouse,  if any,  or otherwise by his estate.

12.3 No Guarantee of  Employment or  Participation.  Nothing in the Plan shall  interfere  with or  limit  in any way the  right  of the  Company  or any Subsidiary to terminate  any  Participant’s  employment at any time,  nor confer upon any  Participant  any right to continue in the employ of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant,  or, having been so selected, to receive any future Awards.

12.4 Tax Withholding.  The Company shall have the power to withhold,  or require a Participant  or Eligible  Director to remit to the Company,  an amount sufficient to satisfy federal,  state, and local withholding tax requirements on any Award under the Plan, and the Company may defer issuance of Stock until such requirements  are  satisfied.  The Committee  may, in its  discretion,  permit a Participant to elect,  subject to such conditions as the Committee shall impose, (i) to have shares of Stock  otherwise  issuable  under the Plan withheld by the Company or (ii) to deliver to the Company  previously  acquired shares of Stock, in each case having a Fair Market Value sufficient to satisfy all or part of the Participant’s estimated total federal, state and local tax obligation associated with the transaction.

12.5  Change of Control.  On the date of a Change of Control, all outstanding options and stock appreciation rights shall become immediately exercisable and all restrictions with respect to Restricted Stock shall lapse. “Change of Control” shall mean:

i.              The acquisition (other than from the Company) by any person, entity or  “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Act (excluding any acquisition or holding by (i) the Company or its subsidiaries, (ii) any employee benefit plan of the Company or its  subsidiaries which acquires beneficial ownership of voting securities of the Company and (iii) Robert B. Daugherty, his successors and assigns and any tax-exempt entity established by him) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 50% or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or

ii.             Individuals who, as of the date hereof, constitute the Board (as of the date hereof the  “Incumbent  Board”) cease for any reason to  constitute  at least a majority of the Board,  provided that any person  becoming a director  subsequent  to the date  hereof whose election,  or nomination for the election by the Company’s stockholders,  was  approved by a vote of at least a majority of the directors then  comprising the Incumbent Board shall be, for purposes of this Plan,  considered  as though such person were a member of the Incumbent Board; or

iii.            Approval by the stockholders of the Company of a reorganization, merger or  consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or  consolidated company’s then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

12.6  Company Intent.  The Company  intends that the Plan comply in all respects with Rule 16b-3 under the Act, and any  ambiguities or  inconsistencies in the  construction  of the Plan shall be  interpreted  to give  effect to such intention.

12.7  Requirements of Law.  The  granting of Awards and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any  governmental  agencies or securities exchanges as may be required.

12.8  Effective Date.  The Plan shall be effective upon its adoption by the Board subject to approval by the Company’s  stockholders  at the 1999 annual stockholders’ meeting.

12.9 Governing Law. The Plan,  and all  agreements  hereunder,  shall be construed in accordance with and governed by the laws of the State of Delaware.

AMENDMENT NO. 1 TO THE
VALMONT 1999 STOCK PLAN

Effective April 26, 2004, Section 5.2 of the Valmont 1999 Stock Plan is amended and restated in its entirety to read as follows:

“5.2 Cancelled, Terminated or Forfeited Awards. Any shares of Stock subject to an Award which for any reason are cancelled, terminated or otherwise settled without the issuance of any Stock shall again be available for Awards under the Plan. In the event a Participant pays the exercise price of an Option pursuant to Section 6.4 by transferring or having withheld shares of stock, only the net number of Shares shall be considered utilized under the Plan and the balance shall again be available for Award under the Plan. Notwithstanding the immediately preceding sentence, the number of shares available for Awards under the Plan shall not be increased by the number of any previously issued shares surrendered in connection with the exercise of an Award, more than ten years after the date of the most recent shareholder approval of the Plan.”